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                                                                    Exhibit 10.2

                               SECURITY AGREEMENT

               This SECURITY AGREEMENT (as amended, supplemented or modified from time to time, this "Security Agreement") is dated as of May 19, 2003, and is between MICROSTRATEGY INCORPORATED, a Delaware corporation, MICROSTRATEGY SERVICES CORPORATION, a Delaware corporation, MICROSTRATEGY MANAGEMENT CORPORATION, a Delaware corporation, MICROSTRATEGY ADMINISTRATION CORPORATION, a Delaware corporation, and STRATEGY.COM INCORPORATED, a Delaware corporation (individually and collectively, the "Debtor"); and BANK OF AMERICA, N.A., a national banking association (the "Bank").

         The Debtor and the Bank are parties to a Secured Credit Agreement dated as of May 19, 2003 (as amended to the date hereof and as further amended, modified or supplemented from time to time, the "Credit Agreement," the terms defined therein and not otherwise defined herein being used herein as therein defined). It is a condition precedent to the making of Loans by the Bank under the Credit Agreement that the Debtor shall have granted a security interest in certain property to the Bank in accordance with this Security Agreement. Accordingly, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

               Section 1.1. Defined Terms. As used in this Security Agreement, terms defined in the Credit Agreement shall have their defined meanings when used herein, and the following terms shall have the following meanings:

               "Account Debtor" means, with respect to any Receivable or Other Intangible, any Person obligated to make payment thereunder, including without limitation any account debtor thereon.

               "Business Day" means a day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the laws of the Commonwealth of Virginia.

               "Collateral" has the meaning assigned to it in Section 2.1 of this Security Agreement.

               "Equipment" means all goods (other than inventory, consumer goods and farm products) now owned or hereafter acquired by the Debtor, including all items of machinery, equipment, furnishings and fixtures of every kind, whether affixed to real property or not, as well as all automobiles, trucks and vehicles of every description, trailers, handling and delivery equipment, all additions to, substitutions for, replacements of or accessions to any of the foregoing, all attachments, components, parts (including spare parts) and accessories whether installed thereon or affixed thereto and all fuel for any thereof.

               "Excluded Securities" means securities or other ownership interests in a business entity (i) formed, organized or chartered under the laws of a foreign country, or (ii) in which the Debtor has a minority interest.

               "Inventory" means all inventory now owned or hereafter acquired by the Debtor, including (i) all goods and other personal property which are held for sale or lease or are furnished or are to be furnished under a contract of service or which constitute raw materials, work in process or materials

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used or consumed or to be used or consumed in the Debtor's business, (ii) all inventory, wherever located, evidenced by negotiable and non-negotiable documents of title, warehouse receipts and bills of lading, (iii) all of the Debtor's rights in, to and under all purchase orders now owned or hereafter received or acquired by it for goods or services and (iv) all rights of the Debtor as an unpaid seller, including rescission, replevin, reclamation and stopping in transit.

               "License" means, with respect to any Patent, any agreement granting any right to practice any invention covered by any Patent and, with respect to any Trademark, any agreement granting any right to use any Trademark, and "Licenses" means all of such Licenses.

               "Obligations" means (i) all amounts now or hereafter payable by the Debtor to the Bank on the Note and the Applications, (ii) all other obligations or liabilities now or hereafter payable by the Debtor pursuant to the Credit Agreement, (iii) all obligations and liabilities now or hereafter payable by the Debtor under, arising out of or in connection with this Security Agreement or any other Collateral Document and (iv) all other indebtedness, obligations and liabilities of the Debtor to the Bank, now existing or hereafter arising or incurred, whether or not evidenced by notes or other instruments, and whether such indebtedness, obligations and liabilities are direct or indirect, fixed or contingent, liquidated or unliquidated, due or to become due, secured or unsecured, joint, several or joint and several, related or unrelated to the Loans, and arising out of or in connection with the Credit Agreement.

               "Other Intangibles" means all accounts, accounts receivable, contract rights, documents, instruments, chattel paper (whether tangible or electronic), investment property (other than Excluded Securities), money, deposit accounts, software, commercial tort claims, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), payment intangibles and general intangibles now owned or hereafter acquired by the Debtor including, without limitation, all customer lists, permits, federal and state tax refunds, reversionary interests in pension plan assets, Trademarks, Patents, Licenses, copyrights and other rights in intellectual property, other than Receivables; together with all supporting obligations thereto.

               "Patent" means all letters patent of the United States or any other county, and all applications for letters patent of the United States or any other county, in which the Debtor may now or hereafter have any right, title or interest and all reissues, continuations, continuations-in-part or extensions thereof.

               "Proceeds" means all proceeds, including (i) whatever is received upon any collection, exchange, sale or other disposition of any of the Collateral and any property into which any of the Collateral is converted, whether cash or non-cash, (ii) any and all payments or other property (in any form whatsoever) made or due and payable on account of any insurance, indemnity, warranty or guaranty payable to the Debtor with respect to any of the Collateral, (iii) any and all payments (in any form whatsoever) made or due and payable in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental body, authority, bureau or agency (or any person, corporation, agency, authority or other entity acting under color of any governmental authority), (iv) any claim of the Debtor against third parties for past, present or future infringement of any Patent or for past, present or future infringement or dilution of any Trademark or for injury to the goodwill associated with any Trademark or for the breach of any License and (v) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

               "Real Estate" means all real property and all buildings, plants, furnishing or fixtures or other improvements to or construction on real property now owned or hereafter acquired by the Debtor, and all leasehold interests now owned or hereafter acquired by the Debtor in real property.

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               "Receivables" means all accounts now or hereafter owing to the
Debtor, and all accounts receivable, contract rights, documents, instruments or chattel paper (whether tangible or electronic) representing amounts payable or monies due or to become due to the Debtor, whether or not earned by performance,
(i) for property that has been or is to be sold, leased, licensed, assigned or otherwise disposed of, (ii) for services rendered or to be rendered, (iii) for a policy or policies of insurance issued or to be issued (iv) for a secondary obligation incurred or to be incurred, (v) for energy provided or to be provided, (vi) for the use or hire of a vessel under a charter or other contract, (vii) arising out of the use of a credit or charge card or information contained on or for use with the card, and (viii) rights to health-care-insurance receivables; together with all Inventory returned by or reclaimed from customers wherever such Inventory is located, and all guaranties, securities and liens held for the payment of any such account, account receivable, contract right, document, instrument or chattel paper; together with all other supporting obligations thereto; provided, however, that "Receivables" shall not include accounts arising out of sales to an Account Debtor outside the United States.

               "Trademark" means all right, title or interest which the Debtor may now or hereafter have in any or all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other source of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registration and recordings thereof and all applications in connection therewith, including without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or political subdivision thereof and all reissues, extensions or renewals thereof.

               "UCC" means at any time the Uniform Commercial Code as the same may from time to time be in effect in the Commonwealth of Virginia, provided that, if, by reason of mandatory provisions of law, the validity or perfection of any security interest granted herein is governed by the Uniform Commercial Code as in effect in a jurisdiction other than Virginia then, as to the validity or perfection of such security interest, "UCC" shall mean the Uniform Commercial Code in effect in such other jurisdiction.

               Section 1.2. UCC Definitions. The uncapitalized terms "account", "account debtor", "chattel paper", "commercial tort claim", "contract right", "document", "warehouse receipt", "bill of lading", "document of title", electronic chattel paper", "equipment", "general intangible", "health-care-insurance receivables", "instrument", "inventory", "investment property", "Letter of credit rights", "money", "payment intangible", "proceeds", "purchase money security interest", "securities", "software" and "supporting obligations", as used in Section 1.1 or elsewhere in this Agreement, have the meanings of such terms as defined in the UCC.

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                                   ARTICLE II
                               SECURITY INTERESTS

               Section 2.1. Grant of Security Interests. To secure the due and punctual payment of all Obligations, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing or due or to become due, in accordance with the terms thereof and to secure the due and punctual performance of all of the obligations of the Debtor contained in the Credit Agreement and in the other Collateral Documents to which it is a party and in order to induce the Bank to enter into the Credit Agreement and make the loans provided for therein in accordance with the terms thereof, the Debtor hereby grants to the Bank a security interest in all of the Debtor's right, title and interest in, to and under all of the Debtor's assets, including, without limitation, the following, whether now existing or hereafter acquired (all of which are herein collectively called the "Collateral"):

                       (i)    all Receivables;

                       (ii)   all Other Intangibles;

                       (iii)  all Equipment;

                       (iv)   all Inventory;

                       (v) to the extent not included in the foregoing, all other personal property, whether tangible or intangible, and wherever located, including, but not limited to, the balance of every deposit account now or hereafter existing of the Debtor with any financial institution and all monies of the Debtor and all rights to payment of money of the Debtor;

                       (vi) to the extent not included in the foregoing, all books, ledgers and records and all computer programs, tapes, discs, data processing software, transaction files, master files and related property and rights (including computer and peripheral equipment) necessary or helpful in enforcing, identifying or establishing any item of Collateral; and

                       (vii) to the extent not otherwise included, all Proceeds and products of any or all of the foregoing, whether existing on the date hereof or arising hereafter.

Notwithstanding the foregoing or anything to the contrary herein, "Collateral" shall not include, and shall specifically exclude, all Excluded Securities, all of the Debtor's rights, title and interest in the items set forth on Schedule 6 hereto, and all accounts arising out of sales to an Account Debtor outside the United States.

               Section 2.2. Continuing Liability of the Debtor. Anything herein to the contrary notwithstanding, the Debtor shall remain liable to observe and perform all the terms and conditions to be observed and performed by it under any contract, agreement, warranty or other obligation with respect to the Collateral, and shall do nothing to impair the security interests herein granted. The Bank shall not have any obligation or liability under any such contract, agreement, warranty or obligation by reason of or arising out of this Security Agreement or the receipt by the Bank of any payment relating to any Collateral, nor shall the Bank be required to perform or fulfill any of the obligations of the Debtor with respect to the Collateral, to make any inquiry as to the nature or sufficiency of any payment received by it or the sufficiency of the performance of any party's obligations with respect to any Collateral.

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Furthermore, the Bank shall not be required to file any claim or demand to collect any amount due or to enforce the performance of any party's obligations with respect to, the Collateral.

               Section 2.3. Sales and Collections.

               (a) The Debtor is authorized (i) to sell (Y) in the ordinary course of its business for fair value and on an arm's-length basis any of its Inventory normally held by it for such purpose and (Z) such other assets or properties as permitted under Section 6.9 of the Credit Agreement, and (ii) to use and consume, in the ordinary course of its business, any raw materials, supplies and materials normally held by it for such purpose. The Bank may upon the occurrence of any Event of Default, without cause or notice, curtail or terminate such authority at any time.

               (b) The Debtor is authorized to collect amounts owing to it with respect to the Collateral. However, the Bank may at any time after the occurrence of an Event of Default, notify Account Debtors obligated to make payments under any or all Receivables or Other Intangibles that the Bank has a security interest in such Collateral and that payments shall be made directly to the Bank. Upon the request of the Bank at any time after the occurrence of an Event of Default, the Debtor will so notify such account debtors. The Debtor will use all reasonable efforts to cause each account debtor to comply with the foregoing instruction. In furtherance of the foregoing, the Debtor authorizes the Bank, after the occurrence of an Event of Default, (i) to ask for, demand, collect, receive and give acquittances and receipts for any and all amounts due and to become due under any Collateral and, in the name of the Debtor or its own name or otherwise, (ii) to take possession of, indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Collateral and (iii) to file any claim or take any other action in any court of law or equity or otherwise which it may deem appropriate for the purpose of collecting any amounts due under any Collateral.

               Section 2.4. Segregation of Proceeds.

               (a) The Bank shall have the right at any time (regardless of whether or not an Event of Default shall have occurred) to cause to be opened and maintained at the principal office of the Bank a non-interest bearing bank account (the "Cash Collateral Account") which will contain only Proceeds. Any cash proceeds (as such term is defined in Section 9A-102(a)(9) of the UCC) received by the Bank directly from Account Debtors obligated to make payments under Receivables or Other Intangibles to the Bank pursuant to Section 2.3 or from the Debtor pursuant to clause (b) of this Section 2.4, whether consisting of checks, notes, drafts, bills of exchange, money orders, commercial paper or other Proceeds received on account of any Collateral, shall be promptly deposited in the Cash Collateral Account, and until so deposited shall be held in trust for and as the Bank's property and shall not be commingled with any funds of the Debtor not constituting Proceeds of Collateral. The name in which the Cash Collateral Account is carried shall clearly indicate that the funds deposited therein are the property of the Debtor, subject to the security interest of the Bank hereunder. Such Proceeds, when deposited, shall continue to be security for the Obligations and shall not constitute payment thereof until applied as hereinafter provided. The Bank shall have sole dominion and control over the funds deposited in the Cash Collateral Account, and such funds may be withdrawn therefrom only by the Bank; provided, however, that until an Event of Default shall occur, all collected funds on deposit in the Cash Collateral Account, or so much thereof as is not required to make payment of the Obligations which have become due and payable, shall be withdrawn by the Bank on the Business Day next following the day on which the Bank considers the funds deposited therein to be collected funds and disbursed to the Debtor or its order.

               (b) Upon notice by the Bank to the Debtor after the occurrence of an Event of Default that the Cash Collateral Account has been opened, the Debtor shall cause all cash Proceeds

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collected by it to be delivered to the Bank forthwith upon receipt, in the original form in which received (with such indorsements or assignments as may be necessary to permit collection thereof by the Bank), and for such purpose the Debtor hereby irrevocably authorizes and empowers the Bank, its officers, employees and authorized agents to indorse and sign the name of the Debtor on all checks, drafts, money orders or other media of payment so delivered, and such indorsements or assignments shall, for all purposes, be deemed to have been made by the Debtor prior to any indorsement or assignment thereof by the Bank. The Bank may use any convenient or customary means for the purpose of collecting such checks, drafts, money orders or other media of payment.

               Section 2.5.  [Intentionally Deleted]

               Section 2.6.  Release of Collateral.

               (a) The Debtor may sell or realize upon or transfer or otherwise dispose of Collateral as permitted by Section 4.13 or as allowed under the Credit Agreement, and the security interests of the Bank in such Collateral so sold, realized upon or disposed of (but not in the Proceeds arising from such sale, realization or disposition) shall cease immediately upon such sale, realization or disposition, without any further action on the part of the Bank. The Bank, if requested in writing by the Debtor but at the expense of the Debtor, is hereby authorized and instructed to deliver to the Account Debtor or the purchaser or other transferee of any such Collateral a certificate stating that the Bank no longer has a security interest therein, and such Account Debtor or such purchaser or other transferee shall be entitled to rely conclusively on such certificate for any and all purposes.

               (b) Upon the payment in full of all of the Obligations and if there is no commitment by the Bank to make further advances, incur obligations or otherwise give value, the Bank will (as soon as reasonably practicable after receipt of notice from the Debtor requesting the same but at the expense of the Debtor) send the Debtor, for each jurisdiction in which a UCC financing statement is on file to perfect the security interests granted to the Bank hereunder, a termination statement to the effect that the Bank no longer claims a security interest under such financing statement.

               Section 2.7. Security Interests Absolute. All rights of the Bank and security interests hereunder, and all obligations of the Debtor hereunder, shall be absolute and unconditional (subject to the provisions hereof and of the other Loan Documents) and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

                      (i) any extension, renewal, settlement, compromise, waiver or release in respect of any Obligation, the Note or any other document evidencing or securing such Obligation, by operation of law or otherwise;

                      (ii) any modification or amendment or supplement to the Note or any indorsement or guaranty of the Note or any other document evidencing or securing any Obligation;

                      (iii) any release, non-perfection or invalidity of any direct or indirect security for any Obligation;

                      (iv) any change in the existence, structure or ownership of any Debtor, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting any Debtor or its assets or any resulting disallowance, release or discharge of all or any portion of the Obligations;

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                      (v)    the existence of any claim, set-off or other right
which any Debtor may have at any time against any other Debtor, the Bank or any other corporation or person, whether in connection herewith or any unrelated transactions; provided, that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

                      (vi) any invalidity or unenforceability relating to or against any Debtor for any reason of any Obligation, or any provision of applicable law or regulation purporting to prohibit the payment by any Debtor of the Obligations;

                      (vii) any failure by the Bank (A) to file or enforce a claim against any Debtor or its estate (in a bankruptcy or other proceeding),
(B) to give notice of the existence, creation or incurring by any Debtor of any new or additional indebtedness or obligation under or with respect to the Obligations, (C) to commence any action against any Debtor, (D) to disclose to any Debtor any facts which the Bank may now or hereafter know with regard to any other Debtor, or (E) to proceed with due diligence in the collection, protection or realization upon any collateral securing the Obligations; or

                      (viii) any other act or omission to act or delay of any kind by any Debtor, the Bank, or any other corporation or person, or any other circumstance whatsoever which might, but for the provisions of this clause, constitute a legal or equitable discharge of any Debtor's obligations hereunder.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

               The Debtor represents and warrants that:

               Section 3.1. Existence and Power. The Debtor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and no other jurisdiction. The name of the Debtor, as set forth on the signature pages of this Security Agreement, is as said name appears in the public records of said jurisdiction. The Debtor has all organizational powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted. The Debtor is duly qualified as a foreign corporation, licensed and in good standing in each jurisdiction where qualification or licensing is required by the nature of its business or the character and location of its property, business or customers and in which the failure to so qualify or be licensed, as the case may be, in the aggregate, could have a material adverse effect on the business, financial position, results of operations, properties or prospects of the Debtor and their Consolidated Subsidiaries, taken as a whole.

               Section 3.2. Validity of Security Agreement; Consents. The execution, delivery and performance of this Security Agreement and the creation of the security interests provided for herein (i) are within the Debtor's corporate power, (ii) have been duly authorized by all necessary corporate action, including action of its shareholders, where required, of the Debtor,
(iii) are not in contravention of any provision of the Debtor's articles of incorporation or by-laws, do not violate any law or regulation or any order or decree of any court or governmental instrumentality applicable to the Debtor, do not conflict with or result in a breach of, or constitute a default under, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which the Debtor is a party or by which it or any of its properties is bound, in the case of each of the foregoing under this clause (iii), except as would not have a material adverse effect on the business, financial position, results of operations, properties or prospects of the Debtor, the Debtors and their Consolidated Subsidiaries, taken as a whole, (iv) do not result in the

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creation or imposition of any Lien upon any material portion of the property of the Debtor other than in favor of the Bank or Permitted Liens and (v) do not require the consent or approval of any governmental body, agency or official or other person other than those that have been obtained or as may be required by applicable foreign law. This Security Agreement has been duly executed and delivered by the Debtor and constitutes the legal, valid and binding obligation of the Debtor, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforceability of creditors' rights generally and by general provisions of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

               Section 3.3. Title to Collateral. Except for the security interests granted to the Bank pursuant to this Security Agreement, the Debtor is the sole owner of each item of the Collateral, having good and marketable title thereto, free and clear of any and all Liens except Permitted Liens.

               Section 3.4. Validity, Perfection and Priority of Security Interests.

               (a) By complying with Section 4.1, the Debtor will have created a valid security interest in favor of the Bank in all existing Collateral and in all identifiable Proceeds of such Collateral, which security interest (except (1) in respect of motor vehicles for which the exclusive manner of perfecting a security interest therein is by noting such security interest in the certificate of title in accordance with local law, (2) to the extent filings are required with the U.S. Patent and Trademark Office or the Register of Copyrights to perfect a security interest, (3) to the extent control agreements are required to perfect a security interest, and (4) as may be required under applicable foreign law) would be prior to the claims of a trustee in bankruptcy under Section 544(a) of the United States federal Bankruptcy Code. Continuing compliance by the Debtor with the provisions of Section 4.2 will also (i) create valid security interests in all Collateral acquired after the date hereof and in all identifiable Proceeds of such Collateral and (ii) cause such security interests in all Collateral and in all Proceeds which are (A) identifiable cash Proceeds of Collateral covered by financing statements required to be filed hereunder, (B) identifiable Proceeds in which a security interest may be perfected by such filing under the UCC and (C) any Proceeds in the Cash Collateral Account to be duly perfected under the UCC, in each case prior to the claims of a trustee in bankruptcy under the United States federal Bankruptcy Code (except (1) in respect of motor vehicles for which the exclusive manner of perfecting a security interest therein is by noting such security interest in the certificate of title in accordance with local law, (2) to the extent filings are required with the U.S. Patent and Trademark Office or the Register of Copyrights to perfect a security interest, (3) to the extent control agreements are required to perfect a security interest, and (4) as may be required under applicable foreign law).

               (b) The security interests of the Bank in the Collateral rank first in priority (except (1) in respect of motor vehicles for which the exclusive manner of perfecting a security interest therein is by noting such security interest in the certificate of title in accordance with local law, (2) to the extent filings are required with the U.S. Patent and Trademark Office or the Register of Copyrights to perfect a security interest, (3) to the extent control agreements are required to perfect a security interest, and (4) as may be required under applicable foreign law), except that the priority of the security interests may be subject to Permitted Liens. Other than financing statements or other similar documents perfecting the security interests or deed of trust liens of the Bank, no financing statements, deeds of trust, mortgages or similar documents covering all or any part of the Collateral are on file or of record in any government office in any jurisdiction in which such filing or recording would be effective to perfect a security interest in such Collateral (except in favor of Foothill Capital Corporation or regarding Permitted Liens), nor is any of the Collateral in the possession of any Person (other than the Debtor) asserting any claim thereto or security interest therein.

               Section 3.5. Enforceability of Receivables and Other Intangibles. To the best knowledge of the Debtor, each Receivable and Other Intangible is a valid and binding obligation of the related Account Debtor in respect thereof, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general provisions of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and complies with any applicable legal requirements, subject to ordinary course adjustments.

               Section 3.6. Place of Business; Location of Collateral. Schedule 1 correctly sets forth the Debtor's chief executive office and the offices of the Debtor where records concerning Receivables and Other Intangibles are kept.
Schedule 2 correctly sets forth the location of all Equipment and Inventory, other than rolling stock, aircraft, goods in transit, Inventory sold in the ordinary course of business as permitted by Section 4.13 of this Security Agreement, and goods which are moveable in the ordinary course. Except as otherwise specified in Schedule 2, all Inventory and Equipment has been located at the address specified on Schedule 2 at all times during the four-month period prior to the date hereof while owned by the Debtor (except with respect to such which is in transit or moveable in the ordinary course). All Inventory has been and will be produced in compliance with the Fair Labor Standards Act, 29 U.S.C. ss.ss. 201-219. No Inventory is evidenced by a negotiable document of title, warehouse receipt or bill of lading. No non-negotiable document of title, warehouse receipt or bill of lading has been issued to any person other than the Debtor, and the Debtor has retained possession of all of such non-negotiable documents, warehouse receipts and bills of lading. No amount payable under or in connection with any of the Collateral is evidenced by promissory notes or other instruments, except to the extent the Debtor has notified the Bank thereof. The real estate listed in Schedule 3 constitutes all existing Real Estate.

               Section 3.7. Trade Names. Any and all trade names, division names, assumed names or other names under which the Debtor transacts, or within the four-month period prior to the date hereof has transacted, business are specified on Schedule 4.

               Section 3.8. Nature of Collateral and Obligations. None of the Obligations has been incurred for personal, family or household purposes. None of the Collateral is or is to be used, acquired, or held for personal, family, or household use.

                                   ARTICLE IV
                                    COVENANTS

               The Debtor covenants and agrees with the Bank that until the payment in full of all Obligations and until there is no commitment by the Bank to make further advances, incur obligations or otherwise give value under the Credit Agreement or the Note, the Debtor will comply with the following.

               Section 4.1. Perfection of Security Interests. The Debtor will, at it expense, cause all filings and recordings and other actions specified on
Schedule 5 to have been completed on or prior to the date of the first Loan under the Credit Agreement.

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               Section 4.2. Further Actions.

               (a) At all times after the date of the first Loan under the Credit Agreement, the Debtor will, at its expense, comply with the following:

                      (i) as to all Receivables, Other Intangibles, Equipment and Inventory, it will authorize the Bank to file UCC financing statements and continuation statements and to keep the same on file in all applicable jurisdictions as required to perfect the security interests granted to the Bank hereunder, to the extent that applicable law permits perfection of a security interest by filing under the UCC;

                      (ii) as to all Proceeds, it will authorize the Bank to cause all UCC financing statements and continuation statements filed in accordance with clause (i) above to include a statement or a checked box indicating that Proceeds of all items of Collateral described therein are covered, if required under state law;

                      (iii) upon the request of the Bank, it will ensure that the provisions of Section 2.4 are complied with;

                      (iv) as to (A) any amount payable under or in connection with any of the Collateral which shall be or shall become evidenced by any promissory note or other instrument, or tangible chattel paper, or
         (B) any negotiable document or certificated security, the Debtor will immediately pledge and deliver such property to the Bank as part of the Collateral, duly indorsed or assigned in a manner satisfactory to the Bank if required;

                      (v) as to all Real Estate acquired after the date hereof, the Debtor will execute and record such additional mortgages, deeds of trust or other real estate security documents (other than leasehold mortgages or landlord waivers) in such form as shall be satisfactory to the Bank so as to create a valid first priority lien thereon in favor of the Bank;

                      (vi) as to all electronic chattel paper and letter-of-credit rights, the Debtor shall cause the Bank to obtain "control" (within the meaning of Sections 8.9A-105 and 8.9A-107, respectively, of the UCC) of such property, with any agreements establishing control to be in form and substance satisfactory to the Bank; and

                      (vii) as to commercial tort claims, if the Debtor shall at any time acquire a "commercial tort claim", as defined in Section 8.9A-102(a)(13) of the UCC, in excess of $250,000, the Debtor shall immediately notify the Bank in a writing signed by the Debtor of the brief details thereof and grant to the Bank in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Security Agreement, with such writing to be in form and substance satisfactory to the Bank.

               (b) The Debtor will, from time to time and at its expense, authorize the Bank to execute, deliver, file or record such financing statements pursuant to the Uniform Commercial Code, applications for certificates of title and such other statements, assignments, instruments, documents, agreements or other papers (other than (1) in respect of motor vehicles for which the exclusive manner of perfecting a security interest therein is by noting such security interest in the certificate of title in accordance with local law, (2) control agreement, landlord waivers, leasehold mortgages and bailee acknowledgments, (3) as may be required under applicable foreign law, and (4) prior to the occurrence of an Event of Default, filings with the U.S. Patent and Trademark Office or the Register of Copyrights), and take any other action that may be necessary, or that the Bank may reasonably request, in order to create, preserve, perfect, confirm or validate the security interests, to enable the Bank to obtain the full benefits of this Security Agreement or to enable it to exercise and enforce any of its rights, powers and remedies hereunder, including, without limitation, its right to take possession of the Collateral.

               (c) To the fullest extent permitted by law, the Bank may at any time and from time to time, file financing statements, continuation statements and amendments thereto that describe the Collateral as all assets of the Debtor or words of similar effect and which contain any other information required by the UCC for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including whether the Debtor is an organization, the type of organization and any organization identification number issued to the Debtor. The Debtor agrees to furnish any such information to the Bank promptly upon request. Any such financing statements, continuation statements or amendments may be signed by the Bank on behalf of the Debtor, and may be filed at any time in any jurisdiction whether or not Revised Article 9 is then in effect in that jurisdiction. The Debtor hereby irrevocably appoints the Bank as the Debtor's attorney-in-fact, coupled with an interest, for the purposes of this Section 4.2. As used herein, "Revised
Article 9" means the revised Article 9 of he Uniform Commercial Code in the form or substantially in the form approved in 1998 by the American Law Institute and the National Conference of Commissioners on Uniform State Law

               Section 4.3. Change of Name, Identity or Structure. The Debtor will not change its name, identity or organizational structure in any manner and, except as set forth on Schedule 4, will not conduct its business under any trade, assumed or fictitious name unless it shall have given the Bank at least thirty days' prior written notice thereof and shall have taken all action (or made arrangements to take such action substantially simultaneously with such change if it is impossible to take such action in advance) necessary or reasonably requested by the Bank to amend any financing statement or continuation statement relating to the security interests granted hereby in order to preserve such security interests and to effectuate or maintain the priority thereof against all Persons.

               Section 4.4. State of Organization, Place of Business and Collateral. The Debtor will not change the state of its organization, or become organized under the laws of any additional state. The Debtor will not change the location of (i) its places of business, (ii) its chief executive office or (iii) the office or other locations where it keeps or holds any Collateral or any records relating thereto from the applicable location listed on Schedule 1 or 2 hereto, or any locations permitted under Section 3.6, unless, prior to such change, it notifies the Bank of such change, makes all UCC filings required by
Section 4.2 and takes all other action necessary or that the Bank may reasonably request (other than (1) in respect of motor vehicles for which the exclusive manner of perfecting a security interest therein is by noting such security interest in the certificate of title in accordance with local law, (2) control agreement, landlord waivers, leasehold mortgages and bailee acknowledgments, (3) as may be required under applicable foreign law, and (4) prior to the occurrence of an Event of Default, filings with the U.S. Patent and Trademark Office or the Register of Copyrights) to preserve, perfect, confirm and protect the security interests granted hereby. The Debtor will in no event change the location of any Collateral if such change would cause the security interest granted hereby in such Collateral to lapse or cease to be perfected. The Debtor will at all times maintain its chief executive office within the United States.

               Section 4.5. Fixtures. The Debtor will not permit any Equipment to become a fixture unless it shall have given the Bank at least ten days' prior written notice thereof and shall have taken all such action and delivered or caused to be delivered to the Bank all instruments and documents, including, without limitation, waivers and subordination agreements by any landlords and mortgagees, and filed all financing statements necessary or reasonably requested by the Bank, to preserve and protect the security interest granted herein and to effectuate or maintain the priority thereof against all Persons.

               Section 4.6. Maintenance of Records. The Debtor will keep and maintain at its own cost and expense complete books and records, consistent with the requirements of GAAP, relating to the Collateral which are reasonably satisfactory to the Bank including, without limitation, a record of all payments received and all credits granted with respect to the Collateral and all of its other dealings with the Collateral. The Debtor will mark its books and records pertaining to the Collateral to evidence this Security Agreement and the security interests granted hereby. For the Bank's further security, the Debtor agrees that the Bank shall have a special property interest in all of the Debtor's books and records pertaining to the Collateral and the Debtor shall deliver and turn over any such books and records to the Bank or to its representatives at any time on demand of the Bank.

               Section 4.7. Compliance with Laws, etc. The Debtor will comply, in all material respects, with all acts, rules, regulations, orders, decrees and directions of any governmental body, agency or official applicable to the Collateral or any part thereof or to the operation of the Debtor's business except to the extent that the failure to comply would not have a material adverse effect on the financial or other condition of the Debtor, the Debtors and their Consolidated Subsidiaries, taken as a whole; provided, however, that the Debtor may contest any act, regulation, order, decree or direction in any reasonable manner which shall not in the sole reasonable opinion of the Bank adversely affect the Bank's rights or the first priority (subject to Permitted Liens) of its security interest in the Collateral.

               Section 4.8. Payment of Taxes, etc. The Debtor will pay promptly when due, all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of its income or profits therefrom, as well as all claims of any kind (including claims for labor, materials and supplies), except that no such charge need be paid if (i) the validity thereof is being contested in good faith by appropriate proceedings and (ii) such charge is adequately reserved against in accordance with GAAP.

               Section 4.9. Compliance with Terms of Accounts, Contracts and Licenses. The Debtor will perform and comply in all material respects with all of its obligations under and, all agreements relating to the Collateral to which it is a party or by which it is bound, except as may be contested in good faith and in the exercise of the Debtor's reasonable business judgment.

               Section 4.10. Limitation on Liens on Collateral and Excluded Securities. The Debtor will not create, permit or suffer to exist, and will defend the Collateral and Excluded Securities and the Debtor's rights with respect thereto against and take such other action as is necessary to remove, any Lien, security interest, encumbrance, or claim in or to the Collateral and Excluded Securities other than the security interests created hereunder, and except for Permitted Liens.

               Section 4.11. Limitations on Modifications of Receivables and Other Intangibles; No Waivers or Extensions. The Debtor will not, except in the exercise of the Debtor's reasonable business judgment, (i) amend, modify, terminate or waive any provision of any material Receivable or Other Intangible in any manner which might have a materially adverse effect on the value of such Receivable or Other Intangible as Collateral, (ii) fail to exercise promptly and diligently each and every material right which it may have under each Receivable and Other Intangible or
(iii) fail to deliver to the Bank a copy of each material demand, notice or document received by it relating in any way to any Receivable or Other Intangible. The Debtor will not, without the Bank's prior written consent, grant any extension of the time of payment of any Receivable or amounts due under any material Other Intangible, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any person liable for the payment thereof or allow any credit or discount whatsoever thereon other than trade discounts granted in the normal course of business, except such as in the reasonable judgment of the Debtor are advisable.

               Section 4.12. Maintenance of Insurance. The Debtor will maintain with financially sound insurance companies licensed to do business in Virginia insurance policies (i) insuring the Inventory and Equipment against loss by fire, explosion, theft and such other casualties as are usually insured against by companies engaged in the same or similar business for an amount reasonably satisfactory to the Bank and (ii) insuring the Debtor and the Bank against liability for personal injury arising from, and property damage relating to, such Inventory and Equipment, such policies to be in such form and to cover such amounts as may be satisfactory to the Bank, with losses payable to the Debtor and the Bank as their respective interests may appear. The Debtor shall, if so requested by the Bank, deliver to the Bank as often as the Bank may reasonably request a report of the Debtor or, if requested by the Bank, of an insurance broker reasonably satisfactory to the Bank of the insurance on the Inventory and Equipment. All insurance with respect to the Inventory and the Equipment shall
(i) contain a standard mortgagee clause in favor of the Bank, (ii) provide that any loss shall be payable in accordance with the terms thereof notwithstanding any act of the Debtor which might otherwise result in forfeiture of such insurance and that the insurer waives all rights of set-off, counterclaim, deduction or subrogation against the Debtor, (iii) provide that no cancellation, reduction in amount or change in coverage therefor shall be effective until at least 30 days after receipt by the Bank of written notice thereof and (iii) provide that the Bank may, but shall not be obligated to, pay premiums in respect thereof.

               Section 4.13. Limitations on Dispositions of Collateral and Excluded Securities . The Debtor will not directly or indirectly (through the sale of stock, merger or otherwise) without the prior written consent of the Bank sell, transfer, lease or otherwise dispose of any of the Collateral or Excluded Securities, or attempt, offer or contract to do so except for (i) sales of Inventory in the ordinary course of its business for fair value in arm's-length transactions; (ii) so long as no Default has occurred and is continuing, dispositions in a commercially reasonable manner of Equipment which has become redundant, worn out or obsolete or which should be replaced so as to improve productivity, so long as the proceeds of any such disposition which would cause the aggregate of all such dispositions to exceed $250,000 are (A) used to acquire replacement equipment which has comparable or better utility and equivalent or better value and which is subject to a first priority security interest in favor of the Bank therein, except as permitted by Section 4.9 and except for Permitted Liens, or (B) applied to repay the Obligations; and (iii) such transactions as are permitted under the Loan Agreement. The inclusion of Proceeds of the Collateral under the security interests granted hereby shall not be deemed a consent by the Bank to any sale or disposition of any Collateral other than as permitted by this Section 4.13.

               Section 4.14. Further Identification of Collateral. The Debtor will furnish to the Bank from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Bank may reasonably request.

               Section 4.15. Notices. The Debtor will advise the Bank promptly and in reasonable detail, (i) of any Lien, security interest, encumbrance or claim made or asserted against any material portion of the Collateral, (ii) of any material change in the composition of the Collateral, and (iii) of the occurrence of any other event which would have a material effect on the aggregate value of the Collateral or on the security interests granted to the Bank in this Security Agreement.

               Section 4.16. [Intentionally Deleted]

               Section 4.17. Right of Inspection. The Bank shall, upon prior notice, during normal business hours and at reasonable intervals prior to the occurrence of a Default, have access to all the books, correspondence and records of the Debtor, and the Bank or its representatives may examine the same, take extracts therefrom, make photocopies thereof and have such discussions with officers, employees and public accountants of the Debtor as the Bank may deem necessary, and the Debtor agrees to render to the Bank, at the Debtor's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. The Bank and its representatives shall, upon prior notice, during normal business hours and at reasonable intervals prior to the occurrence of a Default, also have the right to enter into and upon any premises where any of the Inventory or Equipment is located for the purpose of inspecting the same, observing its use or protecting interests of the Bank therein.

               Section 4.18. Maintenance of Equipment. The Debtor will, at its expense, generally maintain the Equipment in good operating condition, ordinary wear and tear excepted.

               Section 4.19. Covenants Regarding Patent and Trademark
Collateral.

               (a) At such time as the Debtor shall acquire any Patents or Trademarks, it will comply with the terms, covenants and warranties of this
Section 4.19.

               (b) The Debtor (either itself or through licensees) will, unless the Debtor shall reasonably determine to the contrary in the exercise of its reasonable business judgment, (A) continue to use each Trademark on each and every Trademark class of goods applicable to its current products and services and applicable to such Trademark as reflected in its current catalogs, brochures and price lists in order to maintain each Trademark in full force and free from any claim of abandonment for non-use, (B) maintain as in the past the quality of products and services offered under each Trademark, (C) employ each Trademark with the appropriate notice of registration, (D) not adopt or use any mark which is confusingly similar or a colorable imitation of any Trademark and (E) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated.

               (c) The Debtor will not, unless the Debtor shall reasonably determine to the contrary in the exercise of its reasonable business judgment, do any act, or omit to do any act, whereby any Patent necessary for its business may be abandoned or dedicated.

               (d) The Debtor shall notify the Bank immediately if its knows, or has reason to know, that any application or registration relating to any Patent or Trademark that is necessary to its business may become abandoned or dedicated, or of any material and adverse determination or development (including, without limitation, the institution of, or any such determination or development in any proceeding in the United States Patent and Trademark Office or any court or tribunal in any country) regarding the Debtor's ownership of any Patent or Trademark, its right to register the same or keep and maintain the same.

               (e) In no event shall the Debtor, either itself or through any agent, employee, licensee or designee, file an application for registration of any Patent or Trademark with the United

States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, unless it promptly informs the Bank and, upon request of the Bank, executes and delivers any and all agreements, instruments, documents and papers (provided, that until an Event of Default shall have occurred, there shall be no obligation to make any filings with the United States Patent and Trademark Office) as the Bank may reasonably request to evidence the Bank's security interest in such Patent or Trademark and the goodwill and general intangibles of the Debtor relating thereto or represented thereby, and the Debtor hereby constitutes the Bank its attorney-in-fact to execute and file all such writings for the foregoing purposes, all such acts of such attorney being hereby ratified and confirmed. Such power being coupled with an interest is irrevocable until the Obligations are paid and satisfied in full.

               (f) The Debtor will take all necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the Patents and Trademarks which are necessary to the Debtor's business, including without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability, unless the Debtor shall reasonably determine to the contrary in the exercise of its reasonable business judgment.

               (g) If any of the Patent and Trademark Collateral that is material to the Debtor's business is infringed, misappropriated or diluted by a third party, the Debtor shall promptly notify the Bank after it learns thereof and shall, unless the Debtor shall reasonably determine to the contrary in the exercise of its reasonable business judgment, promptly sue for infringement, misappropriation or dilution, seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution, or to take such other action as the Debtor shall reasonably deem appropriate under the circumstances to protect such Patent and Trademark Collateral.

               Section 4.20. Reimbursement Obligation. Should the Debtor fail to comply with the provisions of the Credit Agreement, this Security Agreement, any other Collateral Document to which it is a party or any other agreement relating to the Collateral such that the value of any Collateral or the validity, perfection, rank or value of any security interest granted to the Bank hereunder or thereunder is thereby diminished or potentially diminished or put at risk (as reasonably determined by the Bank, but consistent with the initial undertakings hereunder), the Bank on behalf of the Debtor may, but shall not be required to, effect such compliance on behalf of the Debtor, and the Debtor shall reimburse the Bank for the reasonable cost thereof on demand, and interest shall accrue on such reimbursement obligation from the date the relevant costs are incurred until reimbursement thereof in full at the interest rate then applicable under the Note.

                                    ARTICLE V
                          REMEDIES; RIGHTS UPON DEFAULT

               Section 5.1. UCC Rights. If any Event of Default shall have occurred, the Bank may in addition to all other rights and remedies granted to it in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, exercise all rights and remedies of a secured party under the UCC and all other rights available to the Bank at law or in equity.

               Section 5.2. Payments on Collateral. Without limiting the rights of the Bank under any other provision of the Security Agreement, upon the occurrence of an Event of Default:

                       (i) upon the written request of the Bank to do so, all payments received by the Debtor under or in connection with any of the Collateral shall be held by the Debtor in trust for the Bank, shall be segregated from other funds of the Debtor and shall forthwith upon receipt by the Debtor be turned over to the Bank, in the same form as received by the Debtor (duly indorsed by the Debtor to the Bank, if required to permit collection thereof by the Bank); and

                       (ii) all such payments received by the Bank (whether from the Debtor or otherwise) may, in the sole discretion of the Bank, be held by the Bank as collateral security for, and/or then or at any time thereafter applied in whole or in part by the Bank to the payment of, the expenses and Obligations as set forth in Section 5.10.

               Section 5.3. Possession of Collateral. In furtherance of the foregoing, the Debtor expressly agrees that, if an Event of Default shall occur and be continuing, the Bank may (i) by judicial powers, or without judicial process if it can be done without breach of the peace, enter any premises where any of such Collateral is or may be located, and without charge or liability to the Bank seize and remove such Collateral from such premises and (ii) have access to and use of the Debtor's books and records relating to such Collateral.

               Section 5.4. Sale of Collateral.

               (a) The Debtor expressly agrees that if an Event of Default shall occur and be continuing, the Bank, without demand of performance or other demand or notice of any kind (except the notice specified below of the time and place of any public or private sale) to the Debtor or any other Person (all of which demands and/or notices are hereby waived by the Debtor), may forthwith collect, receive, appropriate and realize upon the Collateral and/or forthwith sell, lease, assign, give an option or options to purchase or otherwise dispose of and deliver the Collateral (or contract to do so) or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any office of the Bank or elsewhere in such manner as is commercially reasonable and as the Bank may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Bank shall have the right upon any such public sale, and, to the extent permitted by law, upon any such private sale, to purchase the whole or any part of the Collateral so sold. The Debtor further agrees, at the Bank's request, to assemble the Collateral, and to make it available to the Bank at places which the Bank may reasonably select. To the extent permitted by applicable law, the Debtor waives all claims, damages and demands against the Bank arising out of the foreclosure, repossession, retention or sale of the Collateral, so long as such is done in a commercially reasonable manner.

               (b) Unless the Collateral is perishable, threatens to decline speedily in value or is of a type customarily sold in a recognized market, the Bank shall give the Debtor ten business days' notice of its intention to make any such public or private sale or sale at a broker's board or on a securities exchange. The Bank shall not be required or obligated to make any such sale pursuant to any such notice. The Bank may adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In the case of any sale of all or any part of the Collateral for credit or for future delivery, the Collateral so sold may be retained by the Bank until the selling price is paid by the purchaser thereof, but the Bank shall not incur any liability in case of failure of such purchaser to pay for the Collateral so sold and, in the case of such failure, such Collateral may again be sold upon like notice.

               Section 5.5. Rights of Purchasers. Upon any sale of the Collateral (whether public or private) in accordance with this Security Agreement and applicable law, the Bank shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser (including the Bank) at any such sale shall hold the Collateral so sold free from any claim or right of whatever kind, including any equity or right of redemption of the Debtor, and the Debtor, to the extent permitted by law, hereby specifically waives all rights of redemption and any right to a judicial or other stay or approval which it has or may have under any law now existing or hereafter adopted.

               Section 5.6. Additional Rights of the Bank.

               (a) After the occurrence of an Event of Default, the Bank shall have the right and power to institute and maintain such suits and proceedings as reasonably necessary to protect and enforce the rights vested in it by this Security Agreement and may proceed by suit or suits at law or in equity to enforce such rights and to foreclose upon and sell the Collateral or any part thereof pursuant to the judgment or decree of a court of competent jurisdiction.

               (b) After the occurrence of an Event of Default, the Bank shall, to the extent permitted by law and without regard to the solvency or insolvency at the time of any Person then liable for the payment of any of the Obligations or the then value of the Collateral, and without requiring any bond from any party to such proceedings, be entitled to the appointment of a special receiver or receivers (who may be the Bank) for the Collateral or any part thereof and for the rents, issues, tolls, profits, royalties, revenues and other income therefrom, which receiver shall have such powers as the court making such appointment shall confer, and to the entry of an order directing that the rents, issues, tolls, profits, royalties, revenues and other income of the property constituting the whole or any part of the Collateral be segregated, sequestered and impounded for the benefit of the Bank, and the Debtor irrevocably consents to the appointment of such receiver or receivers and to the entry of such order.

               Section 5.7. Remedies Not Exclusive.

               (a) No remedy conferred upon or reserved to the Bank in this Security Agreement is intended to be exclusive of any other remedy or remedies, but every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or now or hereafter existing at law, in equity or by statute. Except as prohibited by applicable law, all remedies conferred upon or reserved to the Bank may be exercised simultaneously.

               (b) If the Bank shall have proceeded to enforce any right, remedy or power under this Security Agreement and the proceeding for the enforcement thereof shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Bank, the Debtor and the Bank shall, subject to any determination in such proceeding, severally and respectively be restored to their former positions and rights under this Security Agreement, and thereafter all rights, remedies and powers of the Bank shall continue as though no such proceedings had been taken.

               (c) All rights of action under this Security Agreement may be enforced by the Bank without the possession of any instrument evidencing any Obligation or the production thereof at any trial or other proceeding relative thereto, and any suit or proceeding instituted by the Bank shall be brought in its name and any judgment shall be held as part of the Collateral.

               Section 5.8. Waiver and Estoppel.

               (a) The Debtor, to the extent it may lawfully do so, agrees that it will not at any time in any manner whatsoever claim or take the benefit or advantage of any appraisement, valuation, stay, extension, moratorium, turnover or redemption law, or any law now or hereafter in force permitting it to direct the order in which the Collateral shall be sold which may delay, prevent or otherwise affect the performance or enforcement of this Security Agreement and the Debtor hereby waives the benefits or advantage of all such laws, and covenants that it will not hinder, delay or impede the execution of any power granted to the Bank in this Security Agreement but will permit the execution of every such power as though no such law were in force; provided that nothing contained in this Section 5.8 shall be construed as a waiver of any rights of the Debtor under any applicable federal bankruptcy law.

               (b) The Debtor, to the extent it may lawfully do so, on behalf of itself and all who may claim through or under it, including without limitation any and all subsequent creditors, vendees, assignees and lienors, waives and releases all rights to demand or to have any marshalling of the Collateral upon any sale, whether made under any power of sale granted herein or pursuant to judicial proceedings or upon any foreclosure or any enforcement of this Security Agreement and consents and agrees that all the Collateral may at any such sale be offered and sold as an entirety.

               (c) The Debtor, to the extent it may lawfully do so, waives presentment, demand, protest and any notice of any kind (except notices explicitly required hereunder) in connection with this Security Agreement and any action taken by the Bank with respect to the Collateral, except as provided in any other Loan Document.

               Section 5.9. Power of Attorney. The Debtor hereby irrevocably constitutes and appoints the Bank, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Debtor and in the name of the Debtor or in its own name, from time to time after the occurrence of an Event of Default, in the Bank's reasonable discretion for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement and, without limiting the generality of the foregoing, hereby gives the Bank the power and right, on behalf of the Debtor, without notice to or assent by the Debtor to do the following:

                      (i) to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral;

                      (ii) to effect any repairs or any insurance called for by the terms of this Security Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

                      (iii) upon the occurrence and continuance of any Event of Default and otherwise to the extent provided in this Security Agreement, (A) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due and to come due thereunder directly to the Bank or as the Bank shall direct; (B) to receive payment of and receipt for any and all moneys, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral; (C) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts and other documents relating to the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral;
         (E) to defend any suit, action or proceeding brought against the Debtor with respect to any Collateral; (F) to settle, compromise and adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Bank may deem appropriate; (G) to assign any Patent or Trademark (along with the goodwill of the business to which such Trademark pertains), for such term or terms, on such conditions, and in such manner, as the Bank shall in its sole discretion determine; and (H) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Bank were the absolute owner thereof for all purposes, and to do, at the Bank's option and the Debtor's expense, at any time, or from time to time, all acts and things which the Bank deems necessary to protect, preserve or realize upon the Collateral and the Bank's security interest therein, in order to effect the intent of this Security Agreement, all as fully and effectively as the Debtor might do.

               The Debtor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

               Section 5.10. Application of Proceeds. After the occurrence of an Event of Default, until the Obligations are paid in full, the Bank shall retain the net cash proceeds of any collection, recovery, receipt, appropriation, realization or sale of the Collateral and, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care and safekeeping of any or all of the Collateral or in any way relating to the rights of the Bank hereunder, including reasonable attorneys' fees and legal expenses, apply such net proceeds to the payment in whole or in part of the Obligations in such order as the Bank may elect, the Debtor remaining liable for any amount remaining unpaid (and any attorneys' fees paid by the Bank in collecting such deficiency) after such application. Only after applying such net cash proceeds and after the payment by the Bank of any other amount required by any provision of law, including Sections 8.9A-608(a)(1) and 8.9A-615(a)(1), as applicable, of the UCC, need the Bank account for the surplus, if any, to the Debtor or to whomsoever may be lawfully entitled to the same. Unless required by applicable law, the Bank, in its sole discretion, may elect not to apply or pay over for application non-cash proceeds of any collection, recovery, receipt, appropriation, realization or sale of the Collateral.

                                   ARTICLE VI
                                  MISCELLANEOUS

               Section 6.1. Notices. Unless otherwise specified herein, all notices, requests or other communications to any party hereunder shall be in writing and shall be given to such party at its address set forth on the signature pages hereof or any other address or which such party shall have specified for the purpose of communications hereunder by notice to the other parties hereunder. Each such notice, request or other communication shall be effective (i) if given by mail, five days after such communication is received, or (ii) if given by other means, when delivered at the address specified in this
Section 6.1.

               Section 6.2. No Waivers. No failure on the part of the Bank to exercise, no course of dealing with respect to, and no delay in exercising any right, power or privilege under this Security Agreement or any document or agreement contemplated hereby shall operate as a waiver thereof or shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

               Section 6.3. Compensation and Expenses of the Bank. The Debtor shall pay to the Bank from time to time upon demand, all of the reasonable fees, costs and expenses incurred by the Bank (including, without limitation, the reasonable fees and disbursements of counsel and any amounts payable by the Bank to any of its agents, whether on account of fees, indemnities or otherwise) (i) arising in connection with the preparation (up to an aggregate of $43,294.60), administration, modification, amendment, waiver or termination of this Security Agreement or any document or agreement contemplated hereby or any consent or waiver hereunder or thereunder or (ii) incurred in connection with the administration of this Security Agreement, or any document or agreement contemplated hereby, or in connection with the administration, sale or other disposition of Collateral hereunder or under any document or agreement contemplated hereby or the preservation, protection or defense of the rights of the Bank in and to the Collateral.

               Section 6.4. Indemnification. The Debtor shall at all times hereafter indemnify, hold harmless and, on demand, reimburse the Bank, its subsidiaries, affiliates, successors, assigns, officers, directors, employees and agents, and their respective heirs, executors, administrators, successors and assigns (all of the foregoing parties, including, but not limited to, the Bank, being hereinafter collectively referred to as the "Indemnities" and individually as an "Indemnitee") from, against and for any and all liabilities, obligations, claims, damages, actions, penalties, causes of action, losses, judgments, suits, costs, expenses and disbursements, including, without limitation, attorney's fees (any and all of the foregoing being hereinafter collectively referred to as the "Liabilities" and individually as a "Liability") which the Indemnitees, or any of them, might be or become subjected, by reason of, or arising out of the preparation, execution, delivery, modification, administration or enforcement of, or performance of the Bank's rights under, this Security Agreement or any other document, instrument or agreement contemplated hereby or executed in connection herewith; provided that the Debtor shall not be liable to any Indemnitee for any Liability caused solely by the gross negligence or willful misconduct of such Indemnitee. In no event shall any Indemnitee, as a condition to enforcing its rights under this Section 6.4 or otherwise, be obligated to make a claim against any other Person (including, without limitation, the Bank) to enforce its rights under this Section 6.4.

               Section 6.5. Amendments, Supplements and Waivers. The parties hereto may, from time to time, enter into written agreements supplemental hereto for the purpose of adding any provisions to this Security Agreement, waiving any provisions hereof or changing in any manner the rights of the parties.

               Section 6.6. Successors and Assigns. This Security Agreement shall be binding upon and inure to the benefit of each of the parties hereto and shall inure to the benefit of the Bank's successors and assigns in accordance with the Loan Agreement. Nothing herein is intended or shall be construed to give any other Person any right, remedy or claim under, to or in respect of this Security Agreement or any Collateral.

               Section 6.7. Limitation of Law; Severability. (a) All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Security Agreement invalid, unenforceable in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

               (b) If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provisions in any other jurisdiction.

               Section 6.8. Governing Law. This Security Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.

               Section 6.9. Counterparts; Effectiveness. This Security Agreement may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument. This Security Agreement shall become effective when the Bank shall receive counterparts executed by itself and the Debtor.

               Section 6.10. Termination; Survival. This Security Agreement shall terminate when the security interests granted hereunder have terminated and the Collateral has been released as provided in Section 2.6, provided that the obligations of the Debtor under any of Section 4.20, 6.3, and 6.4 shall survive any such termination.

               IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

                                   MICROSTRATEGY INCORPORATED            [SEAL]


                                   By      /s/ Eric F. Brown
                                     ---------------------------------
                                           Name:  Eric F. Brown
                                           Title:  President and CFO

                                   (as to all Debtors):
                                   1861 International Drive
                                   McLean, Virginia 22102

                                   STRATEGY.COM INCORPORATED             [SEAL]


                                   By      /s/ Eric F. Brown
                                     ---------------------------------
                                           Name:  Eric F. Brown
                                           Title:  CFO, VP Finance and Treasurer

                                   MICROSTRATEGY SERVICES CORPORATION    [SEAL]


                                   By       /s/ Eric F. Brown
                                     ---------------------------------
                                            Name:  Eric F. Brown
                                            Title:  Vice President and Treasurer

                                   MICROSTRATEGY MANAGEMENT
                                   CORPORATION                        [SEAL]


                                   By       /s/ Eric F. Brown
                                     ---------------------------------
                                            Name:  Eric F. Brown
                                            Title:  Treasurer

                                   MICROSTRATEGY ADMINISTRATION
                                   CORPORATION                        [SEAL]


                                   By       /s/ Eric F. Brown
                                     ---------------------------------
                                            Name:  Eric F. Brown
                                            Title:  President and Treasurer

                                   BANK OF AMERICA, N.A.                 [SEAL]


                                   By       /s/ Michael J. Landini
                                     ------------------------------------
                                            Michael J. Landini
                                            Senior Vice President

                                   1101 Wootton Parkway
                                   MD9-978-04-01
                                   Rockville, Maryland 20852